DWS VARIABLE SERIES I

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                             ----------------------

                                Money Market VIP

Deutsche Investment Management Americas Inc. (the "Advisor"), the advisor of the above-noted portfolio, is proposing the following merger as part of the Advisor's initiative to restructure and streamline the family of DWS funds. In the chart below, the Acquired Portfolio of DWS Variable Series I is proposed to be merged into the Acquiring Portfolio of DWS Variable Series II.

--------------------------------------------------------------------------------------------
Acquired Portfolio                             Acquiring Portfolio
--------------------------------------------------------------------------------------------
DWS Variable Series I: Money Market VIP        DWS Variable Series II: DWS Money Market VIP
--------------------------------------------------------------------------------------------

Completion of the merger is subject to a number of conditions, including final approval by each Portfolio's Board and approval by shareholders of the Acquired Portfolio at a shareholder meeting expected to be held on or about October 12, 2006. Prior to the shareholder meeting, you and your insurance company will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger, and (ii) a Prospectus for the Acquiring Portfolio. You will also receive a voting instruction form and instructions on how to submit your voting instructions to your insurance company. Your insurance company, as shareholder, will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives your voting instructions.









               Please Retain This Supplement for Future Reference



July 12, 2006
VS1-3600